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                                                                  EXHIBIT 10.21



                               STOCK OPTION PLAN
                                       OF
                                 PROMEDCO, INC.

                                   SECTION 1.
                                  DEFINITIONS

        As used in this Plan and all options granted hereunder, the following definitions shall apply:

        1.1. BOARD shall mean the Board of Directors of the Company.

        1.2. CODE shall mean the Internal Revenue Code of 1986, as amended.

        1.3. COMMITTEE shall mean a committee selected by the Board charged with the administration of the Plan.

        1.4. COMMON STOCK shall mean the Common Stock of the Company, having no par value.

        1.5. COMPANY shall mean ProMedCo, Inc., a Texas corporation.

        1.6. EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

        1.7. FAIR MARKET VALUE shall mean (i) the last price on any date for a share of Common Stock as accurately reported by THE WALL STREET JOURNAL under the NASDAQ Over-The-Counter Market, National Market Issues, quotation system (or under any successor quotation system) or, if Common Stock is not traded on the over-the-counter markets, the closing price for a share of Common Stock as accurately reported by THE WALL STREET JOURNAL under the quotation system which reports such closing price or, if THE WALL STREET JOURNAL no longer reports such price, such price as reported by a newspaper or trade journal selected by the Committee or, if no such price is available on such date, (ii) such price as so reported or so quoted in accordance with Section 1.7 (i) for the immediately preceding business day or, if no newspaper or trade journal reports such price or if no such price quotation is available, (iii) the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Common Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

        1.8. ISO shall mean an Option granted under the Plan which meets the requirements of an incentive stock option under Section 422 of the Code and which is designated as an ISO by the Committee.
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        1.9. KEY EMPLOYEE shall mean a full time salaried employee of the
Company or any subsidiary who, in the judgment of the Committee, in its sole discretion, is instrumental to the success of the Company or a subsidiary.

        1.10. NON-EMPLOYEE OPTIONEE shall mean an individual who is not a Key Employee and, who, in the judgment of the Committee, in its sole discretion, has the capacity to significantly assist the development of the business of the Company.

        1.11. NQSO shall mean an Option granted under the Plan which does not meet the requirements of an incentive stock option under Section 422 of the Code, and which is designated as an NQSO by the Committee.

        1.12. OPTION shall mean a right to purchase Common Stock granted pursuant to the Plan.

        1.13. OPTION AGREEMENT means the written agreement entered into pursuant to this Plan through which an Option is granted to a Key Employee or a Non-Employee Optionee.

        1.14. OPTIONEE shall mean a Key Employee or a Non-Employee Optionee granted an Option under this Plan.

        1.15. OPTION PRICE shall mean the purchase price to be paid by an Optionee for each share of Common Stock purchased under an Option, determined in accordance with Section 6 of this Plan.

        1.16. PARENT shall mean a parent corporation as defined in Sections 424(e) and (g) of the Code.

        1.17. PLAN shall mean the Stock Option Plan of the Company.

        1.18. SECURITIES ACT shall mean the Securities Act of 1933, as amended.

        1.19. STOCKHOLDERS shall mean the holders of the outstanding shares of the Company's Common Stock.

        1.20. SUBSIDIARY shall mean a subsidiary corporation as defined in
Section 424(f) and (g) of the Code.

        1.21. SUBSTANTIAL SHAREHOLDER means any person who owns, within the meaning of Section 422 and Section 424 of the Code, more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary.




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        1.22. WILLFUL MISCONDUCT shall mean conduct which in the sole determination of the Committee is materially detrimental to the interests of the Company and shall include but not be limited to wrongful appropriation of funds or the commission of any crime.

                                   SECTION 2
                          SHARES AVAILABLE UNDER PLAN

        Options may be granted under the Plan with respect to 750,000 shares of Common Stock of the Company and all such shares shall be, and upon adoption of this Plan by the Board, are hereby, reserved for Options granted under the Plan subject to adjustment as provided in Section 13 hereof. The shares issued upon the exercise of Options granted under the Plan shall be authorized and unissued shares. If any Option granted under the Plan shall terminate, expire, or be cancelled as to any shares, new Options may thereafter be granted covering such shares.

                                   SECTION 3
                                  ELIGIBILITY

        The persons eligible to participate in the Plan as recipients of Options shall be Key Employees and Non-Employee Optionees; provided that ISOs shall be granted only to Key Employees. No member of the Committee shall be eligible to receive Options.

                                   SECTION 4
                                 ADMINISTRATION

        The Plan shall be administered by the Committee. The Committee shall only consist of directors who have not been granted Options under the Plan (or under any other plan of the Company, its Parent, or any Subsidiary which provides for the acquisition by its participants of shares of common stock, stock options or stock appreciation rights) within the one year period ending on the date the director was appointed to the Committee, and in no event shall include a person unless such person is a disinterested person within the meaning of Rule 16b-3 of the Exchange Act. The Committee shall have full and final authority in its discretion, but subject to the express provisions of the Plan, to determine from time to time the individuals to whom Options shall be granted and the number of shares to be covered by each proposed Option; to determine the purchase price of the shares covered by each Option and the time or times at which Options shall be granted; to set vesting schedules for Options granted under the Plan; to interpret the Plan; to make, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the instruments by which Options shall be evidenced; to take any action which may be taken only by a disinterested administrator under Rule 16b-3 of the Exchange Act and to make all other determinations necessary or advisable for the administration of the Plan.

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                                   SECTION 5.
                              GRANTING OF OPTIONS

        Each grant of an Option shall be evidenced by an Option Agreement executed by the Optionee and the Company or such other instruments in such form as the Committee shall from time to time approve, which instruments shall (i) comply with and include expressly or by reference the terms and conditions set forth in the Plan, (ii) shall specify whether the option is an ISO or NQSO; and
(iii) may include such other provisions not inconsistent with the provisions of the Plan as the Committee shall deem advisable. The terms and conditions of Options granted to each Optionee need not contain similar provisions. The recommendation or selection of an Optionee as a participant in any grant of Options under the Plan shall not be deemed to entitle the Optionee to such Option prior to the time when it shall be granted by the Committee; and the granting of any Option under the Plan shall not be deemed either to entitle such Optionee to, or to disqualify such Optionee from, any participation in any other grant of Options under the Plan.

                                   SECTION 6.
                                  OPTION PRICE

        The Option Price per share shall be determined by the Committee at the time the Option is granted. The Option Price per share for an ISO shall not be less than the Fair Market Value of the Common Stock upon the date of the grant of the Option; provided, however, that with respect to an ISO granted to a Substantial Shareholder the Option Price per share shall not be less than 110% of the Fair Market Value of the Common Stock upon the date of the grant of the ISO. The Option Price per share for an NQSO shall not be less than 50% of the Fair Market Value of the Common Stock upon the date of the grant of the Option.

                                   SECTION 7.
                                 OPTION PERIOD

        Each Option Agreement shall specify the period for which the Option thereunder is granted and shall provide that the Option shall expire at the end of such period; provided that the Option Agreement shall provide that:

        (i) The exercise of an Option shall not be permitted more than ten years after the date on which the Option is granted.

        (ii) In the case of a Substantial Shareholder, the exercise of an ISO shall not be permitted more than five years after the date on which the option was granted.
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                                   SECTION 8.
                             EXERCISE AND PAYMENT

        Options shall be exercised by delivering or mailing to the Committee the following items:

        (i) A notice, in the form prescribed by the Committee, specifying the number of shares to be purchased;

       (ii) A check (or note in such form and with such terms as may be prescribed by the Committee) payable to the Company for the full Option Price in the case of ISOs and an amount equal to the full Option Price plus any withholding tax required by law in the case of NQSOs (if approved by the Committee, payment of the Option Price required by this clause may be made by delivery of Stock of the Company which will be deemed to be worth its Fair Market Value on the date of Delivery); and

      (iii) If the shares are to be issued pursuant to the exemption from registration under the Securities Act provided by Section 4(2) or any successor section of such act, an "Investment Letter" in such form as may be required by the Committee.

        The Committee may for any reason decline to accept payment of the Option Price and/or withholding taxes by exchange of shares of common stock of the Company or may impose such limitations or restrictions on such payment as the Committee, in its sole discretion, deems advisable.

        Upon compliance with this provision, the Company shall promptly deliver to the Optionee a certificate or certificates for the shares purchased, without charge to the Optionee for issue or transfer tax. In the event that such shares are not registered under the Securities Act such certificate shall bear a legend substantially as follows:

       THE SHARES REPRESENTED BY THE CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THEREFORE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS (A) SUCH SHARES ARE REGISTERED UNDER SUCH ACT OR (B) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT NECESSARY.
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                                   SECTION 9.
            EXERCISE IN EVENT OF TERMINATION OF EMPLOYMENT OR OTHER
                         RELATIONSHIP WITH THE COMPANY

        9.1. GENERAL. If the employment of a Key Employee to whom Options have been granted by the Company or a Subsidiary shall terminate for any reason other than disability, as specified in Section 9.4, death, or Willful Misconduct, he may exercise his Option, to the extent that he may be entitled to do so at the date of the termination of his employment, at any time, or from time to time, within one month of the date of termination of his employment, but in no event later than the expiration date specified in the Option Agreement or one month after termination of employment, whichever is earlier. Whether authorized leave of absence for military or governmental service shall constitute termination of employment for purposes of this Plan shall be determined by the Committee.

        9.2. TERMINATION FOR MISCONDUCT. In the event the employment of a Key Employee to whom Options have been granted with the Company is terminated by reason of Willful Misconduct, all Options granted to such Optionee shall terminate as of the date of termination of employment.

        9.3. TERMINATION AS A RESULT OF DEATH. If a Key Employee to whom Options have been granted shall die (i) while an employee of the Company or of a Subsidiary or (ii) within one month after termination (other than by reason of Willful Misconduct) of his employment with the Company or a Subsidiary, his Option may be exercised, to the extent that such Optionee shall have been entitled to do so at the date of his termination of employment, by the person or persons to whom such Optionee's rights under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time, within one year after the date of such Optionee's death, but in no event later than the expiration date specified in the Option Agreement.

        9.4. TERMINATION AS A RESULT OF DISABILITY. If an Optionee's employment with the Company is terminated because the Optionee is disabled (within the meaning of Section 22(e)(3) of the Code), the Optionee may exercise his option in the manner provided in Section 9.1; provided that the one (1) month period specified in Section 9.1 shall be one (1) year.

        9.5. NON-EMPLOYEES. In the event the Committee shall determine, in its sole discretion, that a Non-Employee Optionee has committed Willful Misconduct, all Options granted to such Optionee shall terminate as of the date of such determination. If a Non-Employee Optionee to whom Options have been granted shall die, his Option may be exercised to the extent that such Optionee shall have been entitled to do so at the date of his death, by the person or persons to whom such Optionee's rights under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time, within one year after the date of such Optionee's death, but in no event later than the expiration date specified in the Option Agreement.
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                                  SECTION 10.
                               NONTRANSFERABILITY

        An Option shall not be assignable or transferable by the Optionee except by will or by the laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee.

                                  SECTION 11.
                            SECURITIES REQUIREMENTS

        Each Option shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares subject to the Option upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of such Option or the issue or purchase of shares thereunder, no such Option may be exercised or paid in Common Stock in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee, and the holder of the Option will supply the Company with such certificates, representations, and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval.

        In the case of officers and other persons subject to Section 16(b) of the Exchange Act, the Committee may at any time impose any limitations upon the exercise of an Option which, in the Committee's discretion, are necessary or desirable in order to comply with Section 16(b) of the Exchange Act and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee may, in its discretion and without the holders' consent, so reduce such period on not less than 15 days' written notice to the holders thereof.

                                  SECTION 12.
                                DURATION OF PLAN

        No ISO shall be granted more than ten years after the date of the adoption of the Plan by the Board. Nothing contained herein, however, shall terminate or affect the continued existence of rights created under Options issued hereunder and outstanding on the expiration date of the Plan, which by their terms extend beyond such date.

                                  SECTION 13.
              CAPITAL ADJUSTMENTS, REORGANIZATION AND LIQUIDATION

        13.1. CAPITAL ADJUSTMENTS. The number of shares of Common Stock which may be issued under the Plan, the number of shares reserved as stated in
Section 2 hereof, the
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number of shares issuable upon exercise of outstanding Options under the Plan
(as well as the Option Price per share under such outstanding Options), and the Option Price limitations as set forth in Section 6, shall be adjusted, as may be deemed appropriate by the Committee, to reflect any stock dividend, stock split, share combination, or similar change in capitalization of the Company.

        13.2. REORGANIZATION OR LIQUIDATION. The dissolution or liquidation of the Company shall cause each outstanding Option to terminate. Any outstanding Option may be exercised up to and including the date immediately preceding such dissolution or liquidation if it has not otherwise expired and if it is then subject to exercise under the individual Option grant. The Committee may, in its discretion, change the terms of any outstanding Option solely to the extent necessary to effect a substitution for or assumption of the Option in the event of any merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation.

        13.3. COMMITTEE'S DISCRETION. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive

                                  SECTION 14.
                      AMENDMENT OR DISCONTINUANCE OF PLAN

        The Committee may from time to time, with respect to any Common Stock on which Options have not then been granted, suspend or discontinue the Plan or amend it in any respect whatsoever; provided, however, that no amendment shall be made which (i) changes the class of individuals eligible to receive Options, or otherwise materially modifies (within the meaning Section 16b-3 of the Exchange Act) the requirements as to eligibility for participation in the Plan or materially increases (within the meaning of Section 16b-3 of the Exchange Act) the benefits accruing to Optionees under the Plan; (ii) except to the extent permitted by Section 13, increases the maximum number of shares of Common Stock with respect to which Options may be granted under the Plan, (iii) or changes the limitations on the Option Price, without approval of the Stockholders of the Company, which must comply with all the applicable provisions of the Company's Articles of Incorporation and the law of the State of Texas.

                                  SECTION 15.
                                 MISCELLANEOUS

        15.1. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to Options granted under the Plan will be used for general corporate purposes.

        15.2. RIGHT TO RECEIVE OPTIONS. Neither the adoption of the Plan nor any action of the Committee shall be deemed to give any person any right to be granted an Option, or any
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                                      -9-

other right hereunder, unless and until the Committee shall have granted such person an Option, and then his rights shall be only such as are prescribed in the instrument evidencing such Option.

        15.3. RIGHTS AS A STOCKHOLDER. The Optionee shall have no rights as a stockholder with respect to any shares covered by his Option until the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such stock certificate, except as provided in Section 13.

        15.4. WITHHOLDING. The exercise of any Option granted pursuant to this Plan shall constitute the Optionee's full and complete consent to whatever action the Committee directs to satisfy federal and state withholding requirements, if any, including withholding under the Federal Insurance Contribution Act and requirements for withholding from wages as the Committee in its discretion deems applicable to such exercise.

        15.5. APPROVAL BY STOCKHOLDERS. The Plan shall take effect upon adoption by the Board and approval by the stockholders of the Company.

        15.6. DISQUALIFYING DISPOSITIONS. If an Optionee disposes of shares of Common Stock acquired upon exercise of an ISO within two years from the date the Option is granted or within one (1) year after the issuance of such shares to the Optionee, the Optionee shall notify the Company of such disposition and provide information as to the date of disposition, sale price, number of shares disposed of and any other information relating thereto which the Company may reasonably request.

        15.7. GOVERNING LAW. The validity and construction of the Plan and any agreements thereunder shall be governed by the laws of the State of Texas.

        15.8. MISCELLANEOUS PROVISIONS. Options granted to Key Employees under the Plan shall not be affected by any change of employment among the Company and its Subsidiaries, so long as the Optionee continues to be an employee of the Company or of any Subsidiary. Nothing in the Plan shall be deemed to give any employee of the Company or of a Subsidiary the right to be retained in employment by the Company or a Subsidiary for any period of time, and no provision of the Plan or granting of Options under the Plan shall be deemed to interfere with the right of the Company or of a Subsidiary to terminate the employment of any Optionee at any time without regard to the effect that such discharge will have on his rights, if any, under the Plan or under any Option granted under the Plan.

Date Plan Adopted by Board:             July 1, 1994
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Date Plan Approved by Stockholders:     July 1, 1994
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